SUPPLEMENT TO THE PROSPECTUS OF

TCW FUNDS, INC.

Dated: February 27, 2006

The Emerging Markets Income Fund is available to the public.

The Aggressive Growth Equities Fund is not available to the public.

August 31, 2006

TCW np 8/2006